Exhibit 13(a)(iiii)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Valcent Products Inc. (the "Company") on Form 20-F for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, F. George Orr, Chief Financial Officer, Chief Accounting Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 1, 2007	By: /s/ F. George Orr F. George Orr Chief Financial Officer, Chief Accounting Officer and Secretary